SUPPLEMENT DATED SEPTEMBER 13, 2007
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 20, 2007
OF
AMANA MUTUAL FUNDS TRUST
INCOME FUND AND GROWTH FUND

The Statement of Additional Information is amended as follows:

Effective August 31, 2007, the first paragraph of the "Compensation" section on page 6 is amended to the following:

Compensation
Their respective employers pay the salaries of officers of the Trust, not the Trust; except Mr. Winship (General Counsel and Chief Compliance Officer of the Adviser and the Trust), for whose services the Trust incurs expense. Effective as of June 1, 2007 the Independent Trustees are paid $1,000 per quarter, in arrears, plus $500 per board meeting attended (in person or by phone), plus reimbursement of travel expenses, by the Trust. The Trustees are also paid $250 for committee meetings not held in conjunction with a board meeting (no compensation is paid for committee meetings held in conjunction with board meetings) by the Trust. The Board Chairman and each committee's Chairman is paid an additional $500 per quarter, in arrears, by the Trust. For the fiscal year ended May 31, 2007, no Trustee compensation expenses, nor any pension or retirement benefits, were incurred.

Please keep this supplement for future reference.